UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2007 (April 16, 2007)
CREDO Petroleum Corporation

(Exact name of registrant as specified in its charter)

Colorado	0-8877	84-0772991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Broadway, Suite 900	Denver, Colorado	80202

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (303) 297-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Other Events
On April 16, 2007, CREDO Petroleum Corporation announced that USA Today ranks CREDO among the 25 top-performing stocks of the past 25 years.
The information disclosed in this report pursuant to Item 7.01, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDO PETROLEUM CORPORATION (Registrant)
Date: April 18, 2007	By:	/s/ Alford B. Neely
Alford B. Neely
Manager of Regulatory Compliance

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release